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                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12


                           THE RIVERFRONT FUNDS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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                                                        The Riverfront Funds

                                                        Mutual Fund Services
                                                        P.O. Box 14867
                                                        Cincinnati, OH
                                                        45250-0967

     [LOGO]                                             Telephone
   RIVERFRONT                                           1-800-424-2295
     FUNDS                                              FAX 513-345-7086


                                                July 7, 1998


Dear Valued Shareholder:

If you were a shareholder of record on June 19, 1998, you were sent a Notice of Special Meeting, proxy statement and proxy card(s) for your use in connection with the upcoming Special Meeting of Shareholders to be held on August 7, 1998. These materials describe the proposed conversion of each portfolio of The Riverfront Funds, Inc. (the "Company") from a separate portfolio of a Maryland corporation to a separate portfolio of The Riverfront Funds, an Ohio business trust (the "Conversion"). Should you have any questions regarding the Conversion or any of the materials you were to have received, please do not hesitate to contact the Company at 800-424-2295.

If you have not yet done so, we urge you to complete, sign and return the proxy card. If you would like to vote telephonically, please call D.F. King & Co. at 1-800-769-4414 in accordance with procedures more fully described on page 11 of the proxy statement. Your vote is important. To avoid the additional expense of a second solicitation, please respond today. We appreciate your prompt consideration of these matters.



                                                The Riverfront Funds